Exhibit 99

Ulta Beauty Announces Long-Term Financial Targets and Strategic Priorities

Company to Host Virtual 2021 Analyst and Investor Conference Today at 8:30am Central Time

BOLINGBROOK, IL. October 19, 2021 – Ulta Beauty, Inc. (NASDAQ: ULTA) will host its 2021 virtual analyst and investor conference today, Tuesday, October 19, 2021 starting at 8:30 a.m. Central Time. In conjunction with the event, the Company is announcing longer-term financial targets and providing an update on its strategic priorities.

“Reflecting our understanding about how the consumer and beauty category are evolving, we have refreshed our strategic framework, and we are excited to share our vision for Ulta Beauty’s future. We have a long record of disruption, creativity and success, and we intend to build on this foundation and continue to lead the beauty category, seamlessly connecting physical and digital channels, expanding our market share, and increasing member loyalty,” said Dave Kimbell, chief executive officer. “We are optimistic about the opportunities ahead and believe the power of the beauty category, paired with our proven business model, experienced leadership team, and values-based culture, positions Ulta Beauty to continue to deliver long-term value for shareholders.”

Long-Term Financial Targets

Ulta Beauty is announcing long-term financial targets for fiscal 2022 through 2024.

Financial Metric	Target*
Total net sales growth	5% - 7% (CAGR)
Net new store growth	50 stores per year
Comparable sales	3% -5% annually
Operating profit (as a percentage of sales)	13% to 14%
Diluted earnings per share	Low double-digit growth (CAGR)
Capital expenditures (as a percentage of sales)	4% - 5%

*The long-term targets denoted with CAGR represent the compounded annual growth rate utilizing 2019 as the base year.

Strategic Priorities:

At today’s conference, the company will share an updated strategic framework to support its vision to be the most loved beauty destination and the most admired retailer, as it continues to increase market share and drive profitable growth. This framework prioritizes the following elements:

●	Drive breakthrough, disruptive growth by expanding the definition of All Things Beauty;
●	Evolve omnichannel experiences through connected physical and digital ecosystems All In Your World;
●	Expand and deepen the company’s presence across the beauty journey for consumers as the Heart of the Beauty Community;
●	Drive operational excellence and optimization;

●	Protect and cultivate a world-class culture and talent; and
●	Expand the company’s environmental and social impact.

Highlights of the presentations will include:

●	Introducing “Beauty to Go,” a commitment that buy online, pick-up in store (BOPIS) orders will be ready for pick-up in two hours or less, giving guests fast, convenient access to the beauty they want most;
●	Launching same day delivery in select markets;
●	Announcing a new partnership with Google to leverage Ulta Beauty’s GlamLab Virtual try-on tool for lipstick and eyeshadow with select brands within Google’s Search and YouTube platforms;
●	Announcing a strategic investment and partnership with Adeptmind, a leading AI retail technology company creating advanced digital discovery solutions, to power a new personalized search engine for the company’s Digital Store of the Future;
●	Unveiling a $20 million Digital Innovation Fund to enable the company to closely partner with innovators, entrepreneurs, early-stage investors, and other agents of change to transform the future of beauty, retail, and commerce;
●	Launching UB Media, a new business model that harnesses the power of our first party data to transform the way our brand partners can connect with beauty lovers;
●	New efforts to increase guest engagement that bring together entertainment, expertise and commerce through a creator and content ecosystem;
●	Scaling of personalization capabilities, leveraging the power of our unparalleled data to deepen member engagement and loyalty;
●	The announcement of a new, multi-year cost savings target of $150 million to $200 million to fund investments in future growth initiatives;
●	Investments to build a guest-centric Supply Chain by enhancing the company’s physical network, technology, and capabilities to support organizational growth; and
●	Plans to upgrade its Enterprise Resource Planning (ERP) platform through a multi-year, business-led transformation called Project SOAR.

Webcast Information

Today’s analyst and investor conference will be webcast live from 8:30 a.m. Central Time to 12:30 p.m. Central Time at www.ulta.com/investor. A replay of the webcast will be available for 90 days.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect the company’s current views with respect to, among other things, future events and financial performance. These statements can be identified by the use of forward-looking words such as “outlook,” “believes,” “expects,” “plans,” “estimates,” “targets,” “strategies” or other comparable words. Any forward-looking statements contained in this press release are based upon the company’s historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the company or any other person that the future plans, estimates, targets, strategies or expectations contemplated by the company will be achieved. Such forward-looking statements are subject to various risks and uncertainties, which include, without limitation:

●	The negative impacts the COVID-19 pandemic has had, and will continue to have, on the company’s business, financial condition, profitability, cash flows and supply chain, as well as consumer spending (including future uncertain impacts);

●	epidemics, pandemics like COVID-19 or natural disasters that have and could continue to negatively impact the company’s sales;
●	changes in the overall level of consumer spending and volatility in the economy, including as a result of the COVID-19 pandemic and/or government aid programs;
●	a decline in operating results that has and may continue to lead to asset impairment and store closures charges;
●	the company’s ability to sustain its growth plans and successfully implement its long-range strategic and financial plan;
●	the company’s ability to gauge beauty trends and react to changing consumer preferences in a timely manner;
●	the possibility that the company may be unable to compete effectively in its highly competitive markets;
●	the company’s ability to execute its operational excellence priorities, including continuous improvement efforts, Project SOAR (its replacement enterprise resource planning platform), and supply chain optimization;
●	the possibility that cybersecurity breaches and other disruptions could compromise the company’s information or result in the unauthorized disclosure of confidential information;
●	the possibility of material disruptions to the company’s information systems;
●	the possibility that the capacity of the company’s distribution and order fulfillment infrastructure and the performance of its distribution centers and fast fulfillment centers may not be adequate to support its recent growth and expected future growth plans;
●	changes in the wholesale cost of the company’s products;
●	the possibility that new store openings and existing locations may be impacted by developer or co-tenant issues;
●	the company’s ability to attract and retain key executive personnel;
●	the company’s ability to successfully execute its common stock repurchase program or implement future common stock repurchase programs; and
●	other risk factors detailed in the company’s public filings with the Securities and Exchange Commission (the SEC), including risk factors contained in its Annual Report on Form 10-K for the fiscal year ended January 30, 2021, as such may be amended or supplemented in its subsequently filed Quarterly Reports on Form 10-Q.

The company’s filings with the SEC are available at www.sec.gov. Except to the extent required by the federal securities laws, the Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

About Ulta Beauty

At Ulta Beauty (NASDAQ: ULTA), the possibilities are beautiful. Ulta Beauty is the largest U.S. beauty retailer and the premier beauty destination for cosmetics, fragrance, skin care products, hair care products and salon services. In 1990, the Company reinvented the beauty retail experience by offering a new way to shop for beauty – bringing together all things beauty, all in one place. Today, Ulta Beauty operates more than 1,300 retail stores across 50 states and also distributes its products through its website, which includes a collection of tips, tutorials, and social content. For more information, visit www.ulta.com.

Ulta Beauty was recently added to the Bloomberg Gender Equality Index, which tracks the financial performance of public companies committed to supporting gender equality through policy development, representation and transparency.  More information about Ulta Beauty’s corporate responsibility efforts can be found at www.ulta.com/investor/esg.

Ulta Beauty Contacts:
Kiley Rawlins, CFA
Vice President, Investor Relations
krawlins@ulta.com

Eileen Ziesemer
Vice President, Public Relations
eziesemer@ulta.com

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